THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND
                                 Class N Shares
                                 Class I Shares
           a series of THE 59 WALL STREET FUND, INC. (the Corporation)

                      SUPPLEMENT DATED NOVEMBER 29, 2001 TO
                         PROSPECTUS DATED APRIL 16, 2001



The following paragraph replaces the third paragraph in the section of the Prospectus captioned "Investment Adviser":


     "A team of individuals manages the Fund on a day-to-day basis. This team includes Mr. Jeffrey A. Schoenfeld, Mr. G. Scott Clemons and Mr. Chris Benedict. Mr. Schoenfeld holds a B.A. from the University of California, Berkeley and a M.B.A from the Wharton School of the University of Pennsylvania. He joined Brown Brothers Harriman in 1984. Mr. Clemons holds a AB from Princeton University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1990. Mr. Benedict holds a B.A. from the University of Connecticut, a M.B.A. from UCLA and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1996. Prior to joining Brown Brothers Harriman, he attended UCLA and worked for Merrill Lynch."